UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2009

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110, Scotts Valley, CA	95066
(Address of Principal Executive Offices)	(Zip Code)

(831) 438-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2009, VirnetX Holding Corporation, a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) by and between the Company and each purchaser identified on the signature pages thereto (collectively, the “Purchasers”), pursuant to which the Company agreed to sell in a private placement transaction (the “Financing”) (i) approximately 2,380,952 shares of its common stock, at a purchase price of $2.52 per share (the “Shares”), (ii) Series I warrants to purchase approximately an additional 2,380,952 shares of common stock with an exercise price of $3.93 per share, subject to adjustment as described herein (the “Series I Warrants”), (iii) Series II warrants to purchase up to approximately an additional 2,419,048 shares of common stock, subject to adjustment as described herein, on an automatic cashless exercise basis with an exercise price of $0.01 per share (the “Series II Warrants”) and (iv) Series III warrants to purchase approximately an additional 2,380,952 shares of common stock with an exercise price of $2.52 per share (the “Series III Warrants” and together with the Series I Warrants and the Series II Warrants, the “Warrants”).

At the Closing, the Company will receive aggregate gross proceeds of $6,000,000 from the sale of the Shares and the Warrants.  The Shares and the shares of common stock issuable upon exercise of the Warrants will be registered pursuant to a registration statement to be filed with the SEC (the “Registration Statement”).

The Series I Warrants are rights to purchase an aggregate of approximately 2,380,952 shares of the Company’s common stock over a 5-year term at an exercise price equal to 125% of the price per share paid in the Financing (i.e., $3.93 per share), subject to antidilution protection that could reduce the exercise price to 100% of the closing price on September 2, 2009 (i.e., $3.17 per share) if the Company completes other financings while the Series I Warrants are outstanding at a price per share less than the exercise price per share of the Series I Warrants.  The Series I Warrants are not exerciseable until six months following the closing of the Financing and expire on fifth anniversary of the closing of the Financing.  Aside from the antidilution adjustment associated with the exercise price premium, the Series I Warrants are not subject to any further adjustments with respect to the exercise price or number of shares covered.

The Series II Warrants provide the investors pricing protection for the Financing with a floor price of $1.25 per share.  In the event the market price of the Company’s shares declines between the closing of the Financing and the earlier of (i) the date the Registration Statement is declared effective and (ii) the date Rule 144 becomes available for resale of the Shares (i.e., generally 6 months after the closing of the Financing) (such date that is the earlier of clause (i) and (ii) above is referred to herein as the “Effective Date”), the Series II warrants will be automatically exercised on a cashless exercise basis and a number of additional shares will be issued to the investors who participated in the Financing in order to effectively reduce the per share purchase price paid in the Financing to the greater of (i) 80% of the 15-day volume weighted average trading price per share of the Company’s common stock immediately following the Effective Date and (ii) $1.25 per share.  As such, the greatest number of shares that could be issued pursuant to the Series II Warrants would be approximately 2,419,048 shares.  At the Effective Date, the Series II Warrants will either be automatically exercised on a cashless exercise basis if the Company’s stock price is lower at the Effective Date as described above, or they will expire unexercised.  The adjustment associated with the Series II Warrants does not affect either the exercise price or number of shares covered by either the Series I Warrants or the Series III Warrants.

At the Effective Date, the Series III Warrants provide the investors a 60-day right to purchase an additional $6.0 million of common stock from the Company at $2.52 per share.  The Series III Warrants are not subject to any adjustments with respect to the exercise price or number of shares covered.

The Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.  The Purchase Agreement contains representations and warranties of the Company and the Purchasers which are typical for transactions of this type.  The representations and warranties made by the Company in the Purchase Agreement are qualified by reference to certain exceptions contained in a disclosure schedule attached to the Purchase Agreement.  A copy of the forms of Series I Warrant, Series II Warrant, and Series III Warrant are attached as Exhibits 4.1, 4.2, and 4.3 to this report and are incorporated herein by reference.

The Company will also enter into a registration rights agreement (the “Rights Agreement”) at the closing of the Financing.  A copy of the form of Rights Agreement is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

The company's exclusive placement agent for the Financing was Dawson James Securities, Inc. (“Dawson James”).  Dawson James is entitled to a cash fee of $600,000 and a 5-year warrant to purchase 238,095 shares of the Company’s common stock with an exercise price of $3.93 per share pursuant to a letter agreement dated May 26, 2009 between the Company and Dawson James.  In the event the Series III Warrants are exercised in full, Dawson James will be entitled to another $600,000 as a cash fee.

The Shares and the Warrants were offered solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

The descriptions of the Series I Warrant, Series II Warrant, Series III Warrant, Purchase Agreement, and Rights Agreement are summaries only and are qualified in their entirety by reference to Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively.  The Series I Warrant, Series II Warrant, Series III Warrant, Purchase Agreement, and the Rights Agreement have been incorporated by reference herein to provide you with information regarding their terms.  They are not intended to provide any other factual information about the Company.  Such information about the Company can be found elsewhere in other public filings the Company has made with the U.S. Securities and Exchange Commission and that are available without charge at www.sec.gov.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements.  In addition to statements which explicitly describe risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking.  The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the company’s reports filed with the Securities and Exchange Commission, most recently in the company’s Annual Report on Form 10-K filed on March 31, 2009, and the company’s Quarterly Report on Form 10-Q filed on August 10, 2009.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by Item 3.02 is included in Item 1.01 and incorporated herein by reference.

Item 8.01. Other Events.

On September 3, 2009, the Company issued a press release announcing the Financing.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1	Form of Series I Warrant.
4.2	Form of Series II Warrant.
4.3	Form of Series III Warrant.
10.1	Securities Purchase Agreement, dated as of September 2, 2009, by and between the Company and the Purchasers.
10.2	Form of Registration Rights Agreement by and between the Company and the Purchasers.
99.1	Press Release issued by VirnetX Holding Corporation on September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: September 3, 2009	By:	/s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Series I Warrant.
4.2	Form of Series II Warrant.
4.3	Form of Series III Warrant.
10.1	Securities Purchase Agreement, dated as of September 2, 2009, by and between the Company and the Purchasers.
10.2	Form of Registration Rights Agreement by and between the Company and the Purchasers.
99.1	Press Release issued by VirnetX Holding Corporation on September 3, 2009.